SUBSCRIPTION AGREEMENT

(for Non-U.S. Persons)

THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY U.S. STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE SECURITIES DESCRIBED HEREIN.

THE PURCHASE OF THE SECURITIES INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY NON-U.S. PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

AMERICAN BATTERY METALS CORPORATION

930 Tahoe Blvd.

Suite 802-16

Incline Village, NV 89451

Ladies/Gentlemen:

American Battery Metals Corporation, a Nevada corporation (the “Company”) is raising up to $15,000,000 through the sale of up to 1,500 Units.  Each Unit (“Unit”) is comprised of (i) 1,000 shares of Series B Preferred Stock, (each share of Series B Preferred Stock is convertible into 40 shares of Common Stock at US$0.25 per share) and (ii) a warrant to purchase five thousand (5,000) shares of common stock of the Company at twenty-five cents (US$0.25) per share for a period of three (3) years from the date of issuance (the “Warrant”). All subscription funds will immediately be deposited by the Company in its regular bank account, and the Company shall apply the funds as disclosed herein.

Capitalized terms not defined herein shall have those meanings set forth in the Memorandum of Terms Sheet dated February 14, 2020 of which this Subscription Agreement forms a part (the “Memorandum”).

1.Subscription

(a)The undersigned hereby irrevocably subscribes for the number of Units set forth on the signature page below at a purchase price of $10,000 per Unit.  The minimum purchase is one Unit.

(b)If the undersigned is paying with a check or money order, enclosed is a check or money order payable to the order of American Battery Metals Corporation  in the amount set forth on the signature page below as payment in full of the total purchase price of the Units subscribed for. If the undersigned is paying by wire transfer, the undersigned shall effect a wire transfer to the bank account set forth in and in accordance with the wire instructions detailed in “Subscription Procedures” starting on page 1 of the Subscription Documents. The undersigned agrees to pay the entire purchase price for the Units no later than April 14, 2020.

(c)The subscription amount tendered by the undersigned will be deposited by the Company in its regular bank account when received and may be used immediately by the Company pursuant to the terms of this Subscription Agreement. No trust, escrow, or similar account will be established pending the sale of the Units.  There is no minimum number of Units the Company must sell. No funds will be returned regardless of how many or how few Units are sold.

(d)The Company will utilize the subscription funds received from this offering in accordance with the use of proceeds described in the Company’s Memorandum of Terms dated February 14, 2020 provided to the undersigned by the Company in connection with this Offering.

2.Subscriber’s Acknowledgments and Agreements.

The undersigned understands, acknowledges and agrees that:

(a)his subscription may be accepted or rejected in whole or in part by the Company, in its sole discretion.

(b)Except as provided under applicable securities laws, this subscription is and shall be irrevocable except that (i) the undersigned’s execution and delivery of this Subscription Agreement will not constitute an agreement between the Company and the undersigned until this Subscription Agreement is accepted on behalf of the Company and, if not so accepted, the undersigned’s subscription and obligations hereunder will terminate and (ii) the undersigned can, at any time prior to acceptance of this Subscription Agreement, request in writing that the undersigned be released from the obligations hereunder (and the Company may, but need not, in its discretion, elect to release the undersigned from the subscription and from such obligations).

(c)No U.S. federal or state agency has made any finding or determination as to the fairness of the terms of this Offering. These securities have not been recommended or endorsed by any U.S. federal or state securities commission or regulatory agency.

(d)Furthermore, the undersigned is aware and understands that any resale inconsistent with the Securities Act may create liability on the undersigned’s part and/or the part of the Company, and agrees not to assign, sell, pledge, transfer or otherwise dispose of or transfer any such Units or securities contained within the Units, unless registered under the Securities Act and applicable U.S. state securities laws, or an opinion is given by counsel satisfactory to the Company that such registration is not required. The Company is also required to refuse to register any transfer of the securities being sold hereunder not made in accordance with the provisions of Regulation S, pursuant to the Securities Act or pursuant to an available exemption from registration, except to the extent foreign law prevents the Company from refusing to register such transfer, in which case the securities must bear the following legend:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION D OR REGULATION S PROMULGATED UNDER THE ACT (THE “REGULATIONS”), IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE ACT.”

(e)The undersigned acknowledges and agrees that neither the Units nor the Shares contained within the Units not been registered under the Securities Act, that there can be no assurance that there will be any market for the Units, in the foreseeable future, and that, as a result, the undersigned must be prepared to bear the economic risk of his investment for an indefinite period of time.

(f)The undersigned is familiar with the Company's financial condition and proposed operations. Without limiting the foregoing, the undersigned acknowledges that the undersigned has reviewed the Memorandum of Terms dated February 14, 2020 regarding the Company and the terms of this Offering.

(g)Representatives of the Company have answered all inquiries that the undersigned has put to them concerning Company and its activities, and the offering and sale of the Units.

3.Subscriber’s Representations and Warranties.

The undersigned hereby represents and warrants as follows:

(a)The undersigned is not a U.S. person as defined under Rule 902 of Regulation S and the Units which the undersigned is acquiring are being acquired for the undersigned’s own account (or a trust account if the undersigned is a trustee) for investment only and not with a view to sale or resale, distribution or fractionalization of the securities under applicable U.S. federal or state securities laws. The undersigned is not acquiring such securities for the account or benefit of any U.S. person and was not organized for the specific purpose of acquiring such securities.  The undersigned will not (i) resell or offer to resell the securities, or any portion thereof, or (ii) engage in hedging transactions, in each case, except in accordance with the terms of this Agreement and in accordance with Regulation S, Regulation D, pursuant to registration under the Securities Act or pursuant to an available exemption from registration under the Securities Act and otherwise in compliance with all applicable securities laws.  Furthermore, prior to engaging in any hedging transaction or any resale of the securities, or any portion thereof, by the undersigned, the undersigned shall provide the Company with an opinion of counsel acceptable to the Company in its sole discretion and in a form acceptable to the Company in its sole discretion, that any such proposed sale or hedging transaction is in compliance with the Securities Act or an exemption therefrom.

(b)The Company may only make offers to sell the Units to persons outside the United States in this Offering and, if applicable, at the time any buy order is originated, the buyer is outside the United States.  The undersigned has not received an offer to purchase the Units inside the United States and will not originate a buy order inside the United States.  The undersigned has not received, and is not aware of, any advertisement in a publication with a general circulation in the United States (as described in Rule 902 of Regulation S) that refers to the offering and sale of the Units.

(c)The undersigned’s overall commitment to investments that are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Company will not cause such overall commitment to become excessive. The undersigned has adequate net worth and means of providing for current needs and personal contingencies to sustain a complete loss of the undersigned’s investment in the Company, and the undersigned has no need for liquidity in this investment.

(d)The undersigned has substantial knowledge and experience in making investment decisions of this type and is capable of evaluating the merits and risks of this investment.

(e)The undersigned has had an opportunity to ask questions of and receive answers from representatives of the Company with respect to this offering. The Company has provided the undersigned with all documents requested and has provided answers to all of the undersigned’s questions relating to an investment in the Company.  In addition, the undersigned has had an opportunity to discuss this investment with representatives of the Company and to ask questions of them.

(f)The undersigned is acquiring the Units and has been furnished with the Company’s Memorandum. The undersigned has not been furnished with any other prospectus or offering literature.

(g)The undersigned understands that an investment in the Company is speculative and involves a high degree of risk, and the undersigned has carefully reviewed and is aware of all of the risk factors related to the purchase of the Units, including those set forth on Exhibit A attached hereto

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(h)The undersigned has read and reviewed the Form of Designation of Rights Preferences and Limitations of Series B Preferred Stock attached hereto as Exhibit B.

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(i)The undersigned has read and reviewed the Form of Warrant attached hereto as Exhibit C.

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(j)If this Subscription Agreement is executed and delivered on behalf of a partnership, trust, corporation or other entity: the undersigned has been duly authorized to execute and deliver this Subscription Agreement, the Investor Questionnaire, and all other documents and instruments (if any) executed and delivered on behalf of such entity in connection with its purchase of Units subscribed for.

(k)The Company and the other purchasers are relying on the truth and accuracy of the declarations, representations and warranties herein made by the undersigned.  Accordingly, the foregoing representations and warranties and undertakings are made by the undersigned with the intent that they may be relied upon in determining his/her suitability as a purchaser. The undersigned agrees that such representations and warranties shall survive the acceptance of the undersigned as a purchaser, and the undersigned indemnifies and agrees to hold harmless, the Company and each other purchaser from and against all damages, claims, expenses, losses or actions resulting from the untruth of any of the warranties and representations contained in this Subscription Agreement.

(l)The foregoing representations and warranties are true as of the date of this Subscription Agreement and shall be true as of the date the Company issues and sells Units to the undersigned. If such representations and warranties shall not be true in any respect prior to such date, the undersigned will give prompt written notice of such fact to the Company.

4.Governing Law; Arbitration; Venue.

(a)This Subscription Agreement and all rights and obligations hereunder shall be deemed to be made under and governed by the laws of the State of Nevada, USA, applicable to agreements made and to be performed entirely within such State, without reference to such State's laws regarding the conflict of laws.

(b)Any dispute or difference with respect to any matter arising out of or in connection with this Subscription Agreement shall first be submitted for arbitration to the American Arbitration Association.

(c)Any litigation arising hereunder shall be instituted only in Reno, Nevada, USA.  All parties agree that venue shall be proper in Reno, Nevada for all such legal or equitable proceedings.

[Remainder of page intentionally left blank. Signatures to follow.]

Date: _____________________________________________________________

Number of Units Subscribed For: _______________________________________

Purchase Price per Unit: $10,000

(Minimum purchase is one Unit unless waived by the Company)

Aggregate Purchase Price: $___________________________________________

_________________________

Passport Number

As (check one) Individual _____
Existing Partnership ____  Corporation ____  Trust _____ Minor with Adult Custodian under UGMA _____

Subscriber’s name and business

address (please type or print)

____________________________

____________________________
____________________________
____________________________

__________________________

Signature of Subscriber

Capacity in which signed:

___________________________

Subscriber’s mailing address

(if different than business address)

____________________________

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Accepted:

AMERICAN BATTERY METALS CORPORATION

By:__________________________Date: ________________________

Title: ________________________